Exhibit 32.2

Certification of the

Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of National Financial Partners Corp. (the “Company”) for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark C. Biderman, Vice Chairman, Executive Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MARK C. BIDERMAN
Mark C. Biderman
Vice Chairman, Executive Vice President and Chief Financial Officer

August 7, 2008